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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 4, 2004

                                     AMERCO

               (Exact Name of Registrant as Specified in Charter)

            Nevada                    1-11255                      88-0106815
-------------------------------     -----------               ------------------
(State or Other Jurisdiction of     Commission                   IRS Employer
        Incorporation)              File Number               Identification No.

              1325 Airmotive Way, Ste. 100, Reno, Nevada 89502-3239
               (Address of Principal Executive Offices)(Zip Code)

                                 (775) 688-6300
                               ------------------
              (Registrant's telephone number, including area code)

                                 Not applicable
                             ----------------------
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

The Board of Directors of AMERCO has approved the AMERCO Code of Ethics. The Code of Ethics is attached as Exhibit 14 of this filing.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

14    AMERCO Code of Ethics
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated: May 4, 2004

                                        AMERCO

                                        /s/ Gary V. Klinefelter
                                        ----------------------------------------
                                        Gary V. Klinefelter, Secretary
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                                  EXHIBIT INDEX



Exhibit No.      Description
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
    14           AMERCO Code of Ethics